EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jack Chen, President, Chief Executive Officer and Chief Financial Officer of China VTV Limited hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the annual report on Form 10-K of China VTV Limited for the fiscal year ended February 28, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of China VTV Limited.

CHINA VTV LIMITED

Dated: June 13, 2018	By:	/s/ Jack Chen
Jack Chen President and Director Principal Executive Officer Principal Financial Officer Principal Accounting Officer